Exhibit 10.1













                                  DOCUMENT BOOK


                                 ACQUISITION OF

                                 ROSSAR HR, LLC

                                       BY

                      THE RESOURCING SOLUTIONS GROUP, INC.


                               September 21, 2004

































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                                TABLE OF CONTENTS
Document Title                                                           Tab No.
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Asset Purchase Agreement.....................................................  1

Exhibits to Asset Purchase Agreement:
-------------------------------------

Exhibit 1.4 Management Agreement.............................................  2

Exhibit 3.2 Promissory Note..................................................  3

Exhibit 4.3(b) Bill of Sale and Assignment...................................  4

Exhibit 4.3(c) Unemployment Certificate......................................  5

Exhibit 4.4(c) Assumption Agreement..........................................  6

Exhibit 4.4(d) Employment Agreement..........................................  7

Certificate of Resolutions of Rossar HR, LLC.................................  8

Unanimous Consent of Rossar HR,LLC...........................................  9

Certificate of Resolutions of The Resourcing Solutions Group, Inc............ 10

Unanimous Consent of The Resourcing Solutions Group, Inc..................... 11

Schedules to Asset Purchase Agreement........................................ 12
-------------------------------------

        1.1(b)          Furniture, fixtures and equipment
        1.1(c)          Real Property Leases
        1.1(d)          Computer Hardware and Software
        1.1(e)          Licenses, Including Software
        1.1(g)          Trade Names and Trademarks
        1.1(h)          Non-workers Compensation Deposits
        1.1(j)          Cash and Cash Equivalent Exceptions
        3.3             Purchase Price Allocation
        5.3             Noncontravention Exceptions
        5.4             Encumbrances and Liens
        5.5             Personal Property
        5.6             Customer Agreements
        5.7             Customer List
        5.10            Sellers' Jurisdictions
        5.11            Governmental Approvals and Filings Exceptions
        5.13            Material Changes, Events and Developments
        7.6(g)(iii)     Bank Accounts










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                            ASSET PURCHASE AGREEMENT

                                     between

                                 ROSSAR HR, LLC
                                     Seller,



                   Marcia J. Sartori and William R. Sartori II


                                       and



                      THE RESOURCING SOLUTIONS GROUP, INC.
                                      Buyer

         This ASSET PURCHASE AGREEMENT is entered into as of September 21, 2004 (the "Purchase Agreement") by and between THE RESOURCING SOLUTIONS GROUP, INC., a Nevada corporation ("Buyer"), and ROSSAR HR, LLC, a Pennsylvania limited liability company ("Seller"), and Marcia J. Sartori and William R. Sartori II ("Owners").

                                   WITNESSETH:

         WHEREAS, Seller operates a professional employer services business in Coraopolis, Pennsylvania (the business referred to as the "Purchased Business"); and

         WHEREAS, the parties desire that Seller transfers, conveys and assigns to Buyer those certain assets, properties and rights of the Purchased Business as a going concern; and that Buyer purchase and acquire the same, upon the terms set forth below;

         WHEREAS, the Owners collectively own one hundred percent (100%) of the membership interests of Seller, and have agreed as part of the sale of the Purchased Business to certain restrictive covenants in Article VII;

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth below, the parties agree as follows:


                                    ARTICLE I
                TRANSFER OF PURCHASED ASSETS AND RELATED MATTERS

         1.1 PURCHASED ASSETS. On the terms and subject to the conditions of this Agreement, Seller shall transfer, convey and assign to Buyer, and Buyer shall purchase and acquire from Seller the following assets, properties and rights of Seller, effective as of the date provided in the Bill of Sale and Assignment attached hereto as Exhibit 4.3(b):

                  (a) all customers of the Purchased Business as named and described in Schedule 5.7 attached hereto;

                  (b) all furniture, fixtures, and equipment used in the Purchased Business as set forth in Schedule 1.1(b);

                  (c) all real property leases as set forth in Schedule 1.1(c) attached hereto;

                  (d) all computer hardware and software used in the business, including, but not limited to Accountix PEO Pro as described in Schedule 1.1(d) attached hereto;

                  (e) all licenses used in the Purchased Business, including, but not limited to, software licenses, as described, in
         Schedule 1.1(e) attached hereto;

                  (f) all customer contracts of Seller as of the Closing Date as described in Schedule 5.6 attached hereto;





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                  (g)      the Trade Names and Trademarks (including Service
         Marks) of Seller used in the Purchased Business as described on
         Schedule 1.1(g) attached hereto; and

                  (h) all non-workers compensation deposits relating to the Purchased Business as described in Schedule 1.1(h) attached hereto

                  (i) all records and files, including, but not limited to, property records, purchasing and sales records, correspondence with suppliers and customers (both actual and prospective), personnel records, mailing lists, customer and vendor lists and records used exclusively in the Purchased Business.

                  (j) Unless specifically described in Schedule 1.1(j), all cash and cash equivalents generated from the operation of the Purchased Business (i.e. amounts invoiced to customers).

For convenience of reference, the assets, properties and rights to be transferred, conveyed and assigned to Buyer hereunder, exclusive of the Excluded Assets, are herein collectively called "Purchased Assets".

The parties agree and acknowledge that Buyer is purchasing substantially all of the assets of Seller by way of this Purchase Agreement.

         1.2 EXCLUDED ASSETS. Anything contained in Section 1.1 hereof to the contrary notwithstanding, there are expressly excluded from the assets, properties and rights to be transferred, conveyed and assigned to Buyer all assets of Seller except those specifically conveyed to the Buyer as provided in
Section 1.1 including, but not limited to the following:

                  (a)      all notes receivable; and

                  (b) all corporate records, including, but not limited to, corporate minute books, accounting records, payroll records and tax returns, provided, however, Buyer shall have reasonable access to all such corporate records of Seller prior to and after the closing Date; all amounts received by Seller after the Closing in respect to services provided by Seller prior to Closing; and

                  (c) all assets not specifically included as a Purchased Asset, including, but not limited to, leases for personal property and contracts for insurance and contracts for services not described in Schedules 5.6 and 1.1(c)

For convenience of reference, the assets, properties and rights which are not to be transferred, conveyed and assigned to Buyer hereunder are herein collectively called "Excluded Assets".

         1.3 PASSAGE OF TITLE AND RISK OF LOSS. Legal and equitable title and risk of loss with respect to the Purchased Assets will not pass to Buyer, as a result of this Agreement, until such assets are transferred on the Effective Date.

         1.4 MANAGEMENT AGREEMENT. The Parties shall execute a Management Agreement effective as of the Closing Date substantially in the form as in
Exhibit 1.4 attached hereto.



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                                   ARTICLE II
                        ASSUMPTION OF CERTAIN LIABILITIES

         2.1 ASSUMED OBLIGATIONS. At the closing, Buyer will assume the following liabilities and obligations, and only the following liabilities and obligations, of Seller:

         The liabilities and obligations arising after the Effective Date under those contracts, licenses, leases, and other written agreements set forth on Schedules 1.1(c) and (e) and Schedule 5.6.

For convenience of reference, the liabilities and obligations being assumed by Buyer as stated above are herein collectively called the "Assumed Obligations".

Buyer shall also have an option to assume any personal property leases relating to the Purchased Business at any time prior to December 31, 2004. To exercise such an option, Buyer shall notify Seller in writing of its intent to assume a lease and describe the lease.

         2.2 EXCLUDED OBLIGATIONS. Any other provision of this Agreement to the contrary notwithstanding, Buyer does not assume any liability or obligation of Seller not included in the Assumed Obligations, and Schedules 1.1(c) and (e) and Schedule 5.6, including, but not limited to, the following:

                  (a) any liabilities and obligations of Seller for Federal, state or local taxes, fines, interest or penalties (including, without limitation, franchise, income, personal, real property, sales, use, unemployment, gross receipts, excise, payroll, withholding or other taxes);

                  (b) any claims, demands, liabilities or obligations of any nature whatsoever which arose or were incurred at or before the Effective Date, or which are based on any event that occurred or existed at or before the Effective Date, or which are based on services performed by Seller at or before the Effective Date, irrespective of when a claim or demand is made (including if the claim is made after Effective Date) irrespective of whether the liability or obligation becomes manifest, after the Effective Date, and regardless of whether or not set forth or otherwise disclosed on any Schedule attached hereto (whether or not required to be so set forth or disclosed), including, but not limited to, that certain claim by Envirotrol;

                  (c) any actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or threatened against Seller;

                  (d) any liabilities and obligations of Seller for amounts owed to any person affiliated with Seller, in his or her capacity as an owner of Seller;

                  (e) any liabilities and obligations of Seller existing at the Closing under an employment agreement, written or verbal, or relating to in any way wages, commissions, bonuses, fees, expenses, accrued holiday, vacation and severance pay;





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                  (f)      any liabilities or obligations for payments due or
         required to be made under any health, dental, vision, pension, retirement, savings or other compensation or employee benefit plan maintained by Seller or any other entity;

                  (g) any liabilities and obligations of Seller under any contract, license, lease or other agreement which is not listed on Schedules 1.1(b)-(e) or Schedule 6.6 attached hereto;

                  (h) any liabilities relating in any way to an injury to an employee of Seller;

                  (i) any liability to pay any amounts under a contract or policy of insurance; and

                  (j) any other liabilities and obligations of Seller not being specifically assumed by Buyer pursuant to Section 2.1 above.

For convenience of reference, the liabilities and obligations of Seller not being assumed by Buyer as aforesaid are collectively called the "Excluded Obligations". Seller shall take any and all commercially reasonable actions which may be necessary to prevent any person, firm or governmental authority from having recourse against the Purchased Business, any of the Purchased Assets or against Buyer with respect to any Excluded Obligations.


                                   ARTICLE III
                                 PURCHASE PRICE

         3.1 PURCHASE PRICE. The aggregate consideration (the "Purchase Price") to be paid to Seller for the Purchased Assets is valued at $272,000, to be paid in accordance with Section 3.2 below.

         3.2 PAYMENT OF PURCHASE PRICE. Unless otherwise stated below, Buyer shall provide the following consideration to Seller for the Purchased Assets on the Closing Date:

             Buyer will deliver to Marcia J. Sartori the following

             Promissory Note in the principal amount of $272,000 in the form as in Exhibit 3.2 attached hereto; and

         3.3 ALLOCATION. The Purchase Price will be allocated as set forth on Schedule 3.3. The parties will use such allocation in reporting the transaction for Federal and state tax purposes.


                               ARTICLE IV CLOSING

         4.1 CLOSING DATE. The closing for the consummation of the transaction contemplated by this Agreement (the "Closing") will take place at Pittsburgh, PA on September 2004, or on such other date and at such other time or place as Buyer and Seller may mutually agree, but the






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purchase, sale, and assignment of assets shall be effective as of 12:01 a.m. on
January 1, 2005 (the "Effective Date").

         4.2 SIMULTANEOUS ACTIONS. All actions to be taken and all documents to be executed and delivered by the parties at the Closing will be deemed to have been taken and executed simultaneously and no actions will be deemed taken or any documents executed or delivered until all have been taken, executed and delivered.

         4.3 DELIVERIES BY SELLER ON CLOSING DATE. On or before the Closing Date, Seller will deliver to Buyer the following:

                  (a) Closinq Certificate. An accurate certificate, dated the Closing Date, of Seller, satisfactory in form and substance to Buyer, certifying that:

                           (1) the representations and warranties of Seller contained in this Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                           (2) Seller has performed and complied with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to this Agreement;

                           (3) attached hereto are true and complete copies of resolutions adopted by Seller' board of directors or members, as applicable, approving this Agreement and the transactions contemplated hereby; and

                           (4) the incumbency and specimen signature of each officer of Seller executing this Agreement and any other document to be executed by Seller are as set forth in such certificate; and

                  (b) Instruments of Transfer. A duly executed bill of sale and general instrument of assignment, which bill of sale and assignment shall be in substantially the form of Exhibit 4.3(b) attached hereto.

                  (c) Unemployment Certificate. Executed Certificate from Seller as required under Pennsylvania law stating that all unemployment contributions and obligations of Seller have been paid in full as of the Closing Date in substantially the form of Exhibit 4.3(c) attached hereto;

                  (d) Employment Aqreement. A duly executed Employment Agreement by Marcia J. Sartori in the form of Exhibit 3.2 attached hereto; and

                  (e) Management Agreement. A duly executed Management Agreement between Seller and Buyer in the form of Exhibit 1.4 attached hereto.






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         4.4      DELIVERIES BY BUYER ON CLOSING DATE. On or before the Closing
Date, Buyer will have delivered to Seller the following:

                  (a) Closing Certificate. An accurate certificate, dated the Closing Date, of a duly authorized officer of Buyer, satisfactory in form and substance to Seller, certifying that:

                           (1) the representations and warranties of Buyer contained in this Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                           (2) Buyer has performed and complied with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to this Agreement;

                           (3) attached hereto are true and complete copies of resolutions adopted by Buyer's board of directors approving this Agreement and the transactions contemplated hereby; and

                           (4) the incumbency and specimen signature of each officer of Buyer executing this Agreement and any other document to be executed by Buyer are as set forth in such certificate.

                  (b) Delivery of Consideration. Buyer shall provide an executed Promissory Note as required by Section 3.2.

                  (c) Assumption Agreement. A duly executed instrument of assumption whereby Buyer shall assume the Assumed Obligations as provided herein, which instrument of assumption shall be in substantially the form of Exhibit 4.4(c) attached hereto.

                  (d) Employment Agreement. An Employment Agreement between Buyer and Marcia J. Sartori substantially in the form as set forth in
         Exhibit 4.4(d) attached hereto.

                  (e) Life Insurance Policy. If Marcia J. Sartori is insurable with reasonable efforts, Buyer will purchase a level ten-year, term life insurance policy in the name of Marcia J. Sartori that will include a death benefit in an amount equal to $1,000,000 to a beneficiary of her choice. The Company will pay the annual premium for this policy in years 1-5. Marcia Sartori may elect to continue the policy beyond year five, but she will be solely responsible for paying the annual premium for years 6-10.

          4.5     POST-CLOSING DELIVERIES OF BUYER

                  Reaffirmation of Representations and Warranties. Buyer shall provide representations and warranties as provided in Article VI herein that shall be effective as of December 31, 2004.







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                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         Seller represents and warrants to Buyer as follows:

         5.1 ORGANIZATIONAL MATTERS. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

         5.2 AUTHORITY. Seller has all requisite power and authority to: own, lease and operate its respective properties; carry on the Purchased Business as now being conducted; enter into this Agreement; perform its respective obligations hereunder; and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of each of the Seller. This Agreement has been duly and validly executed by each Seller, and is a valid and binding obligation of each Seller, enforceable in accordance with its terms.

         5.3 NON-CONTRAVENTION. Except as stated in Schedule 5.3, neither the execution, delivery and performance of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will:

                  (a) conflict with or result in a breach of any provision of, as applicable, the Articles of Organization or Operating Agreement of Seller;

                  (b) as of the Closing Date, cause a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms of any note, bond, lease, mortgage, indenture, license, warranty or other instrument or agreement to which Seller is a party, or by which Seller or any of its assets are or may be bound or benefited; or

                  (c) violate any law, statute, rule or regulation or order, writ, judgment, injunction or decree applicable to Seller or any of its respective assets.

No consent or approval by, or any notification or filing with, and no permit, or authorization of, any public body or authority is required in connection with the execution, delivery, and performance by Seller or the consummation by Seller of the transactions contemplated by this Agreement.

         5.4      TITLE TO ASSETS.

                  (a) Seller has good and marketable title to (or a valid leasehold interest in) all of the Purchased Business and each of the Purchased Assets, free and clear of all mortgages, liens, pledges, charges, security interests, rights of way, options, rights of first refusal, conditions, restrictions or encumbrances of any kind or character, whether or not relating to the extension of credit or the borrowing of money (collectively, "Encumbrances"), except for the Encumbrances set forth on Schedule 5.4, and liens for taxes and governmental charges incurred in the ordinary course of business for Seller's services not yet due and payable.


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                  (b)      The Purchased Assets include all assets and
         properties and all rights that Seller believes are necessary to carry on the Purchased Business as presently conducted by Seller. Seller has complete and unrestricted power and the unqualified right to sell, convey, assign, transfer and deliver the Purchased Assets (subject to obtaining any consents or waivers of third parties disclosed on
         Schedule 5.4 and required in connection with such sale, conveyance, assignment, transfer and delivery of the Purchased Assets or any part thereof). The instruments of transfer, conveyance and assignment executed and delivered by Seller to Buyer at the Closing will be valid and binding obligations of Seller, enforceable in accordance with their respective terms, except in each case to the extent limited by application of general principles of equity and by bankruptcy, insolvency, debtor relief, and similar laws of general application affecting the enforcement of creditors' rights and debtors' obligations, and sufficient to transfer, convey and assign to Buyer all of Seller's interest in and to the Purchased Assets, and sufficient to vest in Buyer the full right, power and authority to conduct the Purchased Business as presently conducted.

         5.5 PERSONAL PROPERTY. Schedule 5.5 attached hereto contains a summary and brief description of all material tangible personal properties and assets of the Purchased Business. All such personal property is in good operating condition and repair (excepting normal wear and tear), is adequate and suitable for the uses for which intended by Seller in the ordinary course of the Purchased Business, and there does not exist any condition which interferes in any material way with the use or economic value thereof.

         5.6 AGREEMENTS. Schedule 5.6 attached hereto sets forth a true, complete and correct list of all Customer Agreements to which and of the Seller were a party as of the Closing Date.

         5.7 CUSTOMERS. Schedule 5.7 attached hereto contains a true and complete list of the customers of the Purchased Business as of the Closing Date.

         5.8 BROKERS. Neither Seller, nor any of its officers, directors, employees or members, has employed any broker or finder in connection with the transactions contemplated by this Agreement. Seller shall indemnify, defend and hold Buyer harmless from any and all claims or losses relating to brokerage fees, commissions or finder's fees owed or claimed to be owed to any broker or finder engaged or claimed to be engaged by Seller.

         5.9 BENEFIT PLANS/ERISA. Seller is not a party to, and is not a sponsor, administrator or fiduciary of any employee benefit plan, including, but not limited to, an employee benefit plan defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is maintained or contributed to by the Company or any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b),
(c), (m) or (o) of which any of the Sellers is a member (the "Controlled Group") or under which any of the Sellers or any member of the Controlled Group has any liability or contingent liability ("Benefit Plans"), and which cover any employee of the Seller.

         5.10 JURISDICTIONS. Seller are duly authorized, qualified, and if required by state law, licensed to transact the Purchased Business in the states listed on Schedule 5.10 attached



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hereto. Seller is current on all reports, fees, and licensing required by the states listed on Schedule 5.10.

         5.11     GOVERNMENTAL APPROVALS AND FILINGS. Except as set forth in
Schedule 5.11, Seller has no Knowledge of any required consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

         5.12 ABSENCE OF CHANGES. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, since August 30, 2004, and except as set forth in Schedule
5.13 and particular to the business that the Company is in (i.e. not involving the general economy), there has not been any change, event or development which, individually or together with other such events, could reasonably be expected to have a Material Adverse Effect on the Seller or the Purchased Business. Without limiting the foregoing, except as set forth in Schedule 5.13, there has not occurred between August 30, 2004 and the Closing Date:

                  (a) any physical damage, destruction or other casualty loss (not covered by insurance) affecting the Purchased Business in an amount exceeding $10,000 individually or $20,000 in the aggregate;

                  (b) any write-off or write-down, or any determination to write off or write down in an amount exceeding $10,000 individually or $20,000 in the aggregate;

                  (c) any re-negotiation of a service agreement between the Seller and a major customer or any monetary condition contained therein that would exceed $10,000;

                  (d)      any incurrence of a Lien (other than a Permitted
         Lien) in excess of $10,000 on any of the Company's property;

                  (e) any (i) amendment of the organizational documents of the Seller, (ii) re-capitalization, reorganization, liquidation or dissolution of the Seller or (iii) merger or other business combination involving the Seller;

                  (f) any entering into, or material amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to any Contract or any License that in the aggregate exceed $10,000;

                  (g) any commencement or termination by the Seller of any line of business;

                  (h) any other material transaction involving or development affecting the Purchased Business outside the ordinary course of business, consistent with past practice;

                  (i) any entering into a Contract or committing to do or engage in any of the foregoing after the date hereof;





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                  (j)      any termination of a material service agreement
         between the Company and a client of the Seller;

                  (k) a termination of an insurance contract or policy of the Seller that the Seller is unable to replace within a reasonable time; or

                  (l) any distributions to equity holders of the Seller or any payments to employees in excess of such employees base compensation or to any other persons other than in the ordinary course of business.

         5.13     TAXES.

                  (a) All Tax Returns required to be filed by or on behalf of the Seller have been duly filed on a timely basis and such Tax Returns are true, complete and correct. All Taxes owed by the, Seller have been paid in full (whether or not shown on or reportable on such Tax Returns).

                  (b) All payroll taxes of the Seller have been paid and/or held in trust awaiting payment for all payroll processed by the Seller through the date of Closing.

                  (c) None of the Purchased Assets is subject to any Lien arising in connection with any failure or alleged failure to pay any Tax.

         5.14 COMPLIANCE WITH LAWS AND ORDERS. Seller has not at any time within the last five (5) years, received any notice of a violation of or in default under any Law, assigned License or Order.

In the event that Seller fails to comply with any of the requirements of Article V, Buyer, in its sole discretion, shall be entitled to terminate the Purchase Agreement and all other agreements relating thereto, and/or offset any losses, costs, expenses, and liabilities caused by such non-compliance from the Promissory Note.

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

         6.1 ORGANIZATIONAL MATTERS. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

         6.2 AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer, and is a valid and binding obligation of Buyer, enforceable in accordance with its terms.






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
         6.3 NON-CONTRAVENTION. Neither the execution, delivery and performance of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, nor compliance by Buyer with any of the provisions hereof will:

                  (a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Buyer;

                  (b) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms of any agreement, instrument or obligation to which Buyer is a party, or by which any of its properties or assets may be bound, in each case excluding the Purchased Assets as to which no representation or warranty is made by Buyer; or

                  (c) violate any statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to Buyer or any of its assets.

No consent or approval by, or any notification or filing with, and no permit, or authorization of, any public body or authority is required in connection with the execution, delivery, and performance by Buyer or the consummation by Buyer of the transactions contemplated by this Agreement.

         6.4 BROKERS. Buyer has engaged Sugarhill Financial Services, LLP ("Sugarhill"), and agreed to pay a fee to Sugarhill upon the completion of the transaction that is the subject of this Agreement. Neither Buyer nor its officers, directors, employees or members, has employed any other broker or finder in connection with the transactions contemplated by this Agreement. Buyer shall indemnify, defend and hold Seller harmless from any and all claims or losses relating to brokerage fees, commissions or finder's fees owed or claimed to be owed to any broker or finder engaged or claimed to be engaged by Buyer.


                                   ARTICLE VII
                              COVENANTS OF SELLERS

           Seller hereby covenants and agrees with Buyer as follows:

         7.1 ACCESS TO PROPERTIES AND RECORDS. Seller will give to Buyer and to its counsel, accountants, and other representatives reasonable access during normal business hours to its properties, personnel, books, tax returns, contracts, commitments and records and the right to make copies thereof. Seller will furnish to Buyer and such representatives all such additional documents and financial and other information concerning the Purchased Business as Buyer or its representatives may from time to time reasonably request and permit Buyer and such representatives to examine all records and working papers relating to the preparation, review and audits of the financial statements and tax returns relating to the Purchased Business.

         7.2 APPROVALS. Seller will use all reasonable effort to obtain in writing prior to the Closing Date all approvals, consents and waivers required to be obtained by Seller in order to effectuate the transactions contemplated hereby, and Seller shall obtain all such approvals, consents, and waivers prior to the Effective Date.

         7.3 FURTHER ASSURANCES. Seller will at any time and from time to time after the Closing, upon the request of Buyer, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be required for the better transferring, assigning, conveying, granting, assuring and confirming to Buyer, or for aiding and assisting in the collection of or reducing to possession by Buyer, of the Purchased Assets, or to vest in Buyer good, valid and marketable title to the Purchased Assets and otherwise to consummate the transactions contemplated by this Agreement.

         7.4      RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. Seller, and its respective successors, assigns, affiliates, and subsidiaries, and Marcia J. Sartori, individually, and William R. Sartori II, individually, shall not, for a period of two years from the Closing Date, for any reason, directly or indirectly, engage in any business or venture that is similar to, or competes with, the business of Buyer within the Commonwealth of Pennsylvania, and the states of Maryland, Ohio, West Virginia, and any other state in which Seller conducted business prior to the Closing Date.

                  (b) COVENANT NOT TO SOLICIT OR SELL TO CUSTOMERS. In addition to the restrictions described in paragraph 7.4(a), Seller and its successors, assigns, subsidiaries or affiliates, Marcia J. Sartori, individually, and William R. Sartori II, individually, shall not, for a period of two years from the Closing Date, for any reason, directly or indirectly, sell, offer or solicit Competitive Services, (as defined in paragraph 7.4 (d)), to any current or former customer, or prospective customer of the Seller, its subsidiaries, affiliates or franchisees, without the prior written consent of the Buyer.

                  (c) COVENANT NOT TO INTERFERE. Seller and its successors, assigns, subsidiaries or affiliates, and Marcia J. Sartori, individually, and William R. Sartori II, individually, shall not, during the two year period immediately following the Closing Date, for any reason, employ or attempt to employ any employee of Buyer (as of the Closing Date) or any former employee of Seller, or otherwise encourage or attempt to encourage any such person to leave their respective employment.

                  (d) DEFINITIONS. References to "former" customers shall mean a person that was a customer of the Seller during the twelve (12) month period prior to the Closing Date and references to "prospective" customers shall mean a person to whom the Seller has made a presentation within the twelve (12) month period prior to the Closing Date. The Term "Competitive Services" shall include employee leasing services, payroll outsourcing, human resources advice and outsourcing, temporary staffing services, "temp to hire" assignments, or what is commonly referred to as payrolling.

                  (e) Divisibility OF COVENANT PERIOD. If any portion of the restrictive covenants contained herein is held to be unreasonable, arbitrary or against public policy, each covenant shall be considered divisible as to time, customer base and personnel, such that each month within the specified period shall be deemed a separate period of time, each customer shall be deemed a separate customer, resulting in an intended requirement that the duration of time and lesser time and largest lesser customer base and personnel base determined not to be unreasonable, arbitrary or against public policy shall remain effective and be specifically enforceable against the Seller.

                  (f) COVENANT INDEPENDENT. Each restrictive covenant set forth in this Agreement shall be construed as a covenant independent of any other covenant or provision of this Agreement or any other agreement which the Seller or the Sartoris may have, whether fully performed or executory, and the existence of any claim or cause of action by the Seller against the Buyer, whether predicated upon another covenant or provision of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Buyer of such restrictive covenant.

                  (g) ASSIGNABILITY; SURVIVAL OF COVENANTS. All restrictive covenants contained in this Agreement shall be fully assignable to any successor or transferee of the Buyer with the written consent of the Seller, which consent shall not be unreasonably withheld. Notwithstanding this restriction on assignment, Buyer may assign the restrictive covenants contained herein to an affiliate of Buyer without the prior, written consent of any party to this Agreement. In the event of such an assignment, the parties agree and understand that the restrictive covenants shall be enforceable only to the extent as they would apply prior to any assignment.

In the event that Seller violates a restrictive covenant described in Section 7.4, Buyer must provide Seller with notice of such violation and give Seller a 10 day cure period which if not resolved after such cure period to the satisfaction of Buyer, Buyer, in its sole discretion, shall be entitled to terminate the Purchase Agreement and all other agreements relating thereto and/or offset any losses, costs, expenses, and liabilities caused by such non-compliance from the Promissory Note.

         7.5 CONDUCT AND TRANSACTIONS PRIOR TO THE EFFECTIVE DATE. From and after the Closing Date until the Effective Date, except to the extent stated in this Agreement or otherwise consented to in writing by Buyer:

                  (a) In accordance with the terms and conditions of the Management Agreement, Seller will not manage the Purchased Business after the Closing Date. Seller also agrees not take any actions regarding the Purchased Business that would be contrary to the manner that Seller presently conducts the Purchased Business, or otherwise damaging to the Purchase Business. Seller agrees that it will not take or cause any action that would be harmful to the Purchased Business, including, but not limited to, any actions directed towards its employees, representatives and agents of the Purchased Business. Seller shall not take or omit to take any action which causes, or which is likely to cause, any deterioration of its present business or relationships with suppliers or customers.

                  (b) Subject to the terms and conditions of the Management Agreement, Seller will maintain the Purchased Assets in substantially the same condition and repair as such properties and assets are maintained as of the date hereof, ordinary wear and tear excepted, and shall take all reasonable steps necessary to maintain and protect the Purchased Business.

                  (c) Seller shall cooperate fully with Buyer to keep the Purchased Assets insured to the same extent as insured on the date hereof.

                  (d) Seller shall not take any action or omit to take any action that could cause (with or without the giving of notice or the passage of time or both) the breach, default, acceleration, amendment, termination or waiver of or under the Purchase Agreement or the imposition of any lien, encumbrance, mortgage or other claim or charge against the Purchased Assets.

                  (e) Seller will maintain its books, accounts and records in accordance with good business practice and generally accepted accounting principles consistently applied.

                  (f) Seller shall not take any action that would cause its representations and warranties set forth herein not to be true and correct at and as of the Closing Date as if made at and as of such time.

                  (g) Seller shall not do any of the following without the prior written, consent of the President of TRSG:

                           (1) other than as approved by Buyer pursuant to the Management Agreement, and for amounts due to Worksite Employees by contract, make any distributions or payments to any person of funds from the operations of the Purchased Business;

                           (2) Open or close any bank accounts relating to the Purchased Business;

                           (3) Withdraw any funds from any bank account listed on Schedule 7.6(g)(iii) attached hereto;

                           (4) Enter into a contract relating in any way to the Purchased Business;

                           (5) Hire any employee without the prior, written approval of Gary Musselman, President of Buyer;

                           (6) Other than as required to process and deliver payroll to Worksite employees pursuant to a client invoice for which the client has provided funds for such payroll, transfer any funds from a bank account of the Purchased Business, or Seller in any manner whatsoever, including, but not limited to, via check, draft, money order, wire, or ACH;

                  (h) Seller shall continue to employ all employees who work at a client location who are subject to a written agreement between Seller and a client ("Worksite Employee"). Although Seller will outsource operational tasks to Buyer pursuant to the Management Agreement, Seller shall continue to be responsible to process the payroll of all Worksite Employees, collect and remit payroll taxes of the Worksite Employees, and comply with all terms and conditions of all client contracts, all subject to the terms and conditions of the Management Agreement; or

                  (i) Cause or allow any of the Purchased Assets to become encumbered or subject to any lien or security interest of any kind.

In the event that Seller fails to comply with any of the requirements of Section 7.5, Buyer must provide Seller with notice of such violation and give Seller a 10 day cure period which if not resolved after such cure period, Buyer, in its sole discretion, shall be entitled to terminate the Purchase Agreement and all other agreements relating thereto and/or offset any losses, costs, expenses, and liabilities caused by such non-compliance from the Promissory Note.


                                  ARTICLE VIII
                               COVENANTS OF BUYER

         8.1 CONFIDENTIALITY; RETURN OF DOCUMENTS. Unless and until the transactions contemplated by this Agreement are consummated on the Closing Date (or other date mutually agreed upon by the parties hereto), Buyer will keep in confidence all proprietary and financial information of Seller including information concerning its customers, and will not, except to the extent required by law, financing and securities disclosure requirement or to the extent any such information is otherwise publicly available or received from a third party not affiliated with Seller, without the prior written consent of Seller, reveal any such financial or proprietary information to any third party other than affiliates or representatives of Buyer and potential lenders, investors and other providers of funds each of whom shall agree to be bound by the same restrictions with respect to confidentiality imposed on Buyer hereunder. If the transactions contemplated by this Agreement are not consummated, Buyer will return to Seller, at Seller' request, all documents supplied to Buyer by Seller and notes derived therefrom, pursuant to the provisions of this Agreement.

         8.2 FUNDING ADVANCES TO SELLER PRIOR TO EFFECTIVE DATE. In the event that, based on the performance of the Purchased Business between the Closing Date and the Effective Date, Seller experiences a net loss from revenues, Buyer agrees to provide funds, the amount to be in the sole discretion of Buyer, to cover any such losses.


                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1      INDEMNIFICATION.

                  (a) Seller Indemnity. Seller will indemnify, defend and save Buyer harmless from, against, for and in respect of the following:

                           (1) any and all liabilities and obligations of Seller (whether absolute, accrued, contingent or otherwise and whether a contractual, tax or any other type of liability, obligation or claim) not specifically assumed by Buyer pursuant to this Agreement and the Assumption Agreement;

                           (2)      any damages, losses, obligations,
                  liabilities, claims, actions or causes of action sustained or suffered by Buyer and arising from a breach of any material representation or warranty of Seller contained in or made pursuant to this Agreement (including the Schedules and Exhibits attached hereto), or in any certificate, instrument or agreement delivered by Seller pursuant hereto or in connection with the transactions contemplated hereby;

                           (3)      any damages, losses, obligations,
                  liabilities, claims, actions or causes of action sustained or suffered by Buyer and arising from a breach of any material covenant or agreement of Seller contained in or made pursuant to this Agreement; and

                           (4)      all reasonable costs and expenses
                  (including, without limitation, reasonable attorneys', accountants', and other professional fees and expenses) incurred by Buyer in connection with any action, suit, proceeding, demand, investigation, assessment or judgment incident to any of the matters indemnified against under this
                  Section 9.2(a).

                  (b) Buyer's Indemnity. Buyer will indemnify, defend and save Seller harmless from, against, for and in respect of the following:

                           (1) any liabilities or obligations of Seller assumed by Buyer pursuant to this Agreement and the Assumption Agreement;

                           (2)      any damages, losses, obligations,
                  liabilities, claims, actions or causes of action sustained or suffered by Seller and arising from a breach of any representation or warranty of Buyer contained in or made pursuant to this Agreement or in any certificate, instrument or agreement delivered by it pursuant hereto or in connection with the transactions contemplated hereby;

                           (3)      any damages, losses, obligations,
                  liabilities, claims, actions or causes of action sustained or suffered by Seller and arising from a breach of any covenant or agreement of Buyer contained in or made pursuant to this Agreement; and

                           (4)      all reasonable costs and expenses
                  (including, without limitation, reasonable attorneys', accountants', and other professional fees and expenses) incurred by Seller in connection with any action, suit, proceeding, demand, investigation assessment or judgment incident to any of the matters indemnified against under this
                  Section 9.2(b).

         9.2 THIRD PARTY Claims. With respect to claims resulting from assertion of liability by third parties, the obligations and liabilities of the party responsible for indemnification (the "Indemnifying Party") hereunder with respect to indemnification claims by the party entitled to indemnification (the "Indemnified Party") will be subject to the following terms and conditions:

                  (a) The Indemnified Party will give prompt written notice to the Indemnifying Party of any assertion of liability by a third party which might give rise to a claim by the Indemnified Party against the Indemnifying Party based on the indemnity agreements contained in
         Section 9.2 hereof, stating the nature and basis of said assertion and the amount thereof, to the extent known.

                  (b) If any action, suit or proceeding is brought against the Indemnified Party, with respect to which the Indemnifying Party may have liability under the indemnity agreement contained in Section 9.2 hereof, the action, suit or proceeding will, upon the written agreement of the Indemnifying Party that it is obligated to indemnify under the indemnity agreement contained in Section 9.2 hereof, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) by the Indemnifying Party at the expense of the Indemnifying Party. The Indemnified Party will have the right to select legal counsel in any such case, and the fees and expenses of such counsel will be at the expense of the Indemnifying Counsel. If the Indemnifying Party does not agree, promptly after the notice to it provided in subsection (a) above, that it is obligated to indemnify under the indemnity agreement contained in Section 9.2 hereof, that such Indemnified Party reasonably concludes that such action, suit or proceeding involves to a significant extent matters beyond the scope of the indemnity agreement contained in Section 9.2 hereof, or that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party will not have the right to direct the defense of such action, suit or proceeding on behalf of the Indemnified Party and that portion of such fees and expenses reasonably related to matters covered by the indemnity agreement contained in Section 9.2 hereof will be borne by the Indemnifying Party. The Indemnified Party will be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is so represented. The Indemnifying Party will make available to the Indemnified Party and its attorneys and accountants all books and records of the Indemnifying Party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

                  (c) The Indemnifying Party will not make any settlement of any claims without the written consent of the Indemnified Party, provided, that if the Indemnified Party fails to consent to a settlement of any claim, demand, suit or cause of action described in this Section 9.3, the Indemnifying Party's obligation to indemnify an award of damages shall in no event exceed the amount that the Indemnifying Party would have been required to indemnify for had such settlement offer been accepted by the Indemnified Party.


                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 EXPENSES; TRANSFER TAXES. All fees, costs and expenses incurred by Seller in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, legal and accounting fees and expenses, will be borne by Seller. All fees and expenses incurred by Buyer in connection with this Agreement will be borne by Buyer. All registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement will be paid by Buyer.

         10.2 PARTIES IN INTEREST. This Agreement is not assignable by either Buyer or Seller without the prior written consent of the other, except that without relieving Buyer of any of its obligations under this Agreement, Buyer may assign this Agreement to any subsidiary or affiliate of Buyer. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the respective successors, heirs, legal representatives, and assigns of the parties hereto. This Agreement constitutes an agreement among the parties hereto and none of the agreements, covenants, representations or warranties contained herein is for the benefit of any third party not a party to this Agreement.

         10.3 ENTIRE AGREEMENT; AMENDMENTS. This Agreement (including the Schedules and Exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties, and any condition to a party's obligations hereunder may only be waived in writing by such party.

         10.4 HEADINQS. The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         10.5 NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and shall be deemed given if delivered personally, if mailed (by registered or certified mail, return receipt requested and postage prepaid), if sent by reputable overnight courier service for next business day delivery, or if sent by facsimile transmission, as follows:


IF TO SELLER:                                   WITH A COPY TO:
Marcia J. Sartori                               Joseph F. Weis, Esq.
YourStaff SolutionsTM 615 Fifth Avenue          Lynch Weis, LLC
Suite 200                                       101 Smith Drive
Coraopolis, PA 15108                            Cranberry Twp., PA 16066

IF TO BUYER:                                    WITH COPY TO:
Gary Musselman                                  Brian Nugent, Esq.
Asmara Services II, Inc.                        215 West Oak Street
10108 Industrial Drive                          Tenth Floor
Pineville, North Carolina 28134                 Fort Collins, Colorado 80521


or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication will be effective on the date of receipt (or, if received on a non-business day, on the first business day after the date of receipt).

         10.6 PUBLICITY. The parties agree that, except as otherwise required by law, the issuance prior to Closing of any reports, statements or releases pertaining to this Agreement or the transactions contemplated hereby will require the prior, written consent of the Buyer. Buyer agrees to provide to Seller a copy of any written materials that Buyer intends to publish regarding the Asset Purchase and Buyer has 48 hours to provide its comments.

         10.7 COUNTERPARTS. This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, each of which will be deemed an original instrument, but all of which together will constitute one agreement. This Agreement will become effective when one or more counterparts have been signed by Seller and Buyer, and delivered to Buyer and Seller, respectively. Any party may deliver an executed copy of this Agreement (and an executed copy of any documents contemplated by this Agreement) by facsimile transmission to another party, and such delivery will have the same force and effect as any other delivery of a manually signed copy of this Agreement (or such other document).

         10.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.

         10.9 GENDER. Any reference to a particular gender will be deemed to include all other genders unless the context otherwise requires.

         10.10 WAIVERS. Any provision of this Agreement may be waived only by a written instrument executed by the party to be charged with such waiver. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

         10.11 DEFINED TERMS. Throughout this Agreement various terms have been defined by being enclosed in quotation marks, usually in parentheses, and used with their initial letters capitalized. Unless the context otherwise requires, such defined terms will have their designated meaning whenever used in this Agreement or any attached schedules. Unless an express reference is made to a different document, all references to a Section or Article shall be understood to refer to the indicated Section or Article of this Agreement, and all references to a Schedule or Exhibit shall be understood to refer to the indicated Schedule or Exhibit attached to this Agreement.

         10.12 TIME. Time is of the essence to the performance of the obligations set forth in this Agreement.

         10.13 CONSTRUCTION. This Agreement is the result of negotiations between Seller and Buyer. No provision of this Agreement shall be construed against a party because of such party's role as the drafter of the provision.

         10.14 ATTORNEYS' FEES. If there is any litigation related to this Agreement or the transactions contemplated by this Agreement, each party will be responsible for its own costs and expenses (including, without limitation, reasonable attorneys', accountants' and other professional fees and expenses).

                                   DEFINITIONS

Definitions. As used herein, the following terms have the meanings set forth below:

"Actions or Proceedings" means any action, suit, proceeding, arbitration or investigation or audit by any Governmental or Regulatory Authority.
"Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.
"Books and Records" means all documents, instruments, papers, books and records, books of account, files and data (including customer and supplier lists), catalogs, brochures, sales literature, promotional material, certificates and other documents used in or associated with the conduct of the Business or the ownership of the Company's property, including, without limitation, financial statements, Tax Records (including Tax Returns), ledgers, minute books, copies of Contracts, Licenses and Permits, operating data and environmental studies and plans.
"Business" means the business and goodwill of the Company as a going concern. "Claim" means any action, suit, proceeding, hearing, investigation, litigation, charge, complaint, claim or demand.
"Code" means the Internal Revenue Code of 1986, as amended.
"Contract" means any agreement, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract or agreement (whether written or oral).
"Disclosure Schedule" means the schedules attached hereto and incorporated herein by reference of the Seller and the Buyer as appropriate in the context and as referenced throughout this Agreement.
"GAAP" means generally accepted accounting principles consistently applied (as such term is used in the American Institute of Certified Public Accountants Professional Standards) as of the date of the Financial Statements
"Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.
"Indebtedness" of any Person means any obligations of such Person (a) for borrowed money, (b) evidenced by notes, bonds, indentures or similar instruments, (c) for the deferred purchase price of goods and services (other than trade payables incurred in the ordinary course of business), (d) under capital leases and (e) in the nature of guarantees of the obligations described in clauses (a) through (d) above of any other Person.
"Intellectual Property" means all know-how, patents, copyright registrations, trademark and service mark registrations, applications for any of the foregoing, whether or not registered, all designs, copyrights, trademarks, service marks, trade names, secret formulae, trade secrets, secret processes, computer programs and confidential information, including all rights to any such property that is owned by and licensed from others and any goodwill associated with any of the above.
"Knowledge of the Seller," "the Seller's Knowledge," or other like words mean the knowledge of the Company, Shareholders and the individuals set forth in
Section 9.1 of the Disclosure Schedule after due inquiry.
"Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements in effect on the date of this Agreement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

"Liabilities" means all Indebtedness and other liabilities, including, without limitation, strict liability, and obligations to pay, perform or discharge any costs, expenses and obligations of a Person (whether known, unknown, absolute, accrued, contingent, fixed or otherwise or whether due or to become due) and all costs, expenses and obligations related to any of the foregoing.
"Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises, and similar consents granted or issued by any Person and are associated with or necessary to operate the Company and/or used in connection with the Business.
"Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claims, levy, charge, option, right of first refusal, charges, debentures, indentures, deeds of trust, easements, rights-of-way, restrictions, encroachments, licenses, leases, permits, security agreements, or other encumbrance of any kind and other restrictions or limitations on the use or ownership of real or personal property or irregularities in title thereto or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.
"Material Adverse Effect" means, with respect any Person, material adverse changes in the business, assets, financial condition, results or prospects of operations of such Person.
"Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final). "Related Agreements" means any other agreement, certificate or similar document executed pursuant to this Agreement.
"Taxes" means any and all taxes, fees, levies, duties, tariffs, import and other charges, imposed by any taxing authority, together with any related interest, penalties or other additions to tax, or additional amounts imposed by any taxing authority, and without limiting the generality of the foregoing, shall include net income taxes, alternative or add-on minimum taxes, gross income taxes, gross receipts taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, franchise taxes, profits taxes, license taxes, transfer taxes, recording taxes, escheat taxes, withholding taxes, payroll taxes, employment taxes, excise taxes, severance taxes, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profit taxes, environmental taxes, custom duty taxes or other governmental fees or other like assessments or charges of any kind whatsoever, and any transferee or secondary liability in respect of any tax (whether imposed by Law, contract or otherwise).
"Tax Returns" means all reports, estimates, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties. Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.
Other Definitional Provisions.
------------------------------

         The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular provision of this Agreement.
         The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
         The terms defined in the neuter or masculine gender shall include the feminine, neuter and masculine genders, unless the context clearly indicates otherwise.
         For purposes of this Agreement, "ordinary course of business" shall include, without limitation negotiating contract renewals consistent with past practices.
                           (Signature Page to Follow)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.


SELLER:                                 BUYER:
-------                                 ------

ROSSAR HR, LLC                          THE RESOURCING SOLUTIONS GROUP, INC.



By: /s/ MARCIA J. SARTORI               By: /s/ GARY MUSSELMAN
   ----------------------------------      -----------------------------------
   Marcia J. Sartori, Managing Member                President
   40% Owner


By: /s/ WILLIAM R. SARTORI II
   ----------------------------------
   William R. Sartori II, Member
   60% Owner


The following individuals are signing this Agreement only in regards to the covenants made in Section 7.4 herein:

MARCIA J. SARTORI                       WILLIAM R. SARTORI II

/s/ MARCIA J. SARTORI                   /s/ WILLIAM R. SARTORI II
------------------------------          ----------------------------------

                              MANAGEMENT AGREEMENT


         THIS MANAGEMENT AGREEMENT (the "Agreement") is entered into as of September , 2004, by and between ROSSAR HR, LLC, a Pennsylvania Limited Liability corporation ("Client"), and The Resourcing Solutions Group, Inc, a Nevada corporation ("TRSG"). All terms used but not otherwise defined herein shall have the meaning assigned to them in that certain Asset Purchase Agreement dated September , 2004, by and between Client and TRSG (the "Purchase Agreement"). This Agreement shall be executed on the Closing Date.

         WHEREAS, Client and TRSG have executed the Purchase Agreement whereby TRSG has agreed, pursuant to the terms and conditions of the Purchase Agreement, to purchase substantially all of the operating assets of Client, effective January 1, 2005;

         WHEREAS, the parties desire that between the Closing Date and the Effective Date, TRSG should manage the Purchased Business and employ the necessary full and part-time non-Worksite employees of Client;

         WHEREAS, Client desires, and TRSG has agreed to provide, certain management services to Client as a result of the execution of the parties of the Purchase Agreement; and

         WHEREAS, Client and TRSG desire to set forth herein the terms under which the services will be provided.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises set forth below and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1        SERVICES

1.1 DESCRIPTION OF SERVICES. TRSG agrees during the term of this Agreement to provide services as described herein relating to the operations and management of the Purchased Business as more fully described in Exhibit A, which is incorporated herein by reference (collectively, the "Services"). Client understands that as a result of this Agreement and the Services provided herein, Client is agreeing to delegate completely to TRSG the responsibility to manage the operations of the Purchased Business, and further understands that Client is agreeing to follow the directions and instructions of TRSG with respect to the management of the Purchased Business. The parties agree and understand that TRSG is not assuming any obligations or liabilities of Client by way of this Agreement.

Any services not specifically described in Exhibit "A" are not included in the definition of "Services". Any additional services shall be performed at a cost that is mutually agreed upon by Client and TRSG.

1.2 INDEPENDENT CONTRACTOR. TRSG and its subcontractors, employees and agents are independent contractors as to Client for all purposes related to and at all times during this Agreement. TRSG has the responsibility for, and control over, the means and details of performing the Services in accordance with this Agreement, and all Services performed by such persons shall be controlled and supervised exclusively by TRSG, other than as stated otherwise in this Agreement, subject to the ability of Client to identify deficiencies of any such Service provided. Other than where direct payments shall be paid by Client directly to third party service providers, Client will incur no responsibility or obligation to subcontractors, employees and agents or other parties utilized by TRSG to perform Services.

1.3 SCOPE OF SERVICES. During the term hereof, TRSG shall devote such resources as are necessary for the rendering of the Services.

1.4 INSURANCE COVERAGE. Client shall maintain all insurance coverage(s) in effect as of the Closing Date relating to the Purchased Business, including, but not limited to the insurance policies listed on Exhibit "B" attached hereto and made a part hereof, and Client shall not reduce, cancel or non-renew any such insurance coverage during the Term of this Agreement. Although Client shall be responsible for paying for such insurance, TRSG, pursuant to its duties under this Agreement, shall be responsible for remitting the funds on behalf of Client for such insurance.

1.5 TAXES. TRSG shall have no responsibility or obligation under this Agreement to provide payroll to any employees reported under the Federal Employer Identification Number ("FEIN") of Client or one of its affiliates, or collect any payroll taxes for such employees of Client or one of its affiliates. However, TRSG shall have the responsibility under this Agreement to make any and all tax payments on behalf of Client that are due based on amounts received from customers of Client .

2        COMPENSATION

2.1 FEES AND EXPENSES. For and in consideration of the Services to be provided by TRSG, and subject to the limitations set forth below, TRSG shall be paid by Client via TRSG collecting the fees as described in Exhibit "C" attached hereto, and incorporated herein by reference. In addition to the fees described in Exhibit "C", TRSG shall collect for reimbursement for all out-of-pocket costs reasonably and directly incurred by TRSG to third parties (other than Affiliates of TRSG) as a result of the performance of the Services in the ordinary course of business.

2.2 PAYMENT PROCEDURES. No more frequently than monthly throughout the term of this Agreement, TRSG shall submit a summary of its Fees under this Agreement to Client. Payments shall be made as described in Exhibit "C" attached hereto.

3        TERM AND TERMINATION

3.1 TERM. Subject to Section 3.2 below, the term of this Agreement begins on the Closing Date and shall end on either the Effective Date, or if the Asset Purchase contemplated in the Purchase Agreement does not occur, or the Purchase Agreement is terminated, then TRSG shall provide Client with 30 days written notice of termination (the "Termination Date"). TRSG shall be required to perform all of the Services up to the Termination Date unless otherwise instructed by Client.

3.2 TERMINATION. No Termination of Agreement by Client. So long as the Purchase Agreement is in effect and the Effective Date has not yet occurred, Client may not terminate this Agreement. If the Purchase Agreement has been terminated, then Client may terminate this Agreement by providing to Buyer 10 days written notice of termination. Sellers shall be obligated to pay all fees earned under this Agreement through the effective date of such a termination.

4        INDEMNIFICATION

4.1 INDEMNIFICATION BY TRSG. TRSG shall indemnify, defend and hold harmless Client, and its directors, officers, employees, and agents from and against any and all losses, claims, actions, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) caused by any act or omission of TRSG or its agents, employees, representatives or contractors under this Agreement.

4.2 INDEMNIFICATION BY CLIENT. Client shall indemnify, defend and hold harmless TRSG, and its directors, officers, employees and agents from and against any and all losses, claims, actions, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) caused by any act or omission by Client or its agents, employees, representatives or contractors (other than TRSG) under this Agreement. including, but not limited to, any act or omission relating to Client's employment of Worksite Employees, Client's breach of contract with a customer of Client, or any failure of Client to pay premiums, collect and remit taxes, or administer any employee welfare benefit or other plan, if directed by TRSG to do so.

4.3. PROCEDURE. The procedure for seeking indemnification under this Agreement shall be governed by and implemented in accordance with Section 10.3 of the Purchase Agreement.

5        MISCELLANEOUS

5.1 NON-WAIVER. No failure of any party to exercise any power or right under this Agreement or to insist on compliance with any obligation under this Agreement, and no custom or practice of any other party that varies from the terms of this Agreement, shall waive the right of the first party to demand full compliance with this Agreement.

5.2 SEVERABILITY. In the event any court holds one or more clauses of this Agreement void or unenforceable, TRSG and Client shall treat that clause or those clauses as separate and shall treat the remainder of this Agreement as valid and in full force and effect. The terms of this Agreement shall be equitably adjusted to compensate the appropriate party for any consideration lost because of the elimination of the clause or clauses. Should any term of this Agreement be considered void or inconsistent with Pennsylvania law, then such term shall be void and any inconsistency shall be construed and governed by Pennsylvania law to the extent the term is void or inconsistent.

5.3 GOVERNING LAW. This Agreement shall be interpreted in accordance with the Commonwealth of Pennsylvania applicable to contracts made and performed (or as if they were made and performed) entirely in Pennsylvania.

5.4 ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the entire agreement of the parties regarding the subject matter hereof, is a complete, exclusive statement thereof, and supersedes any and all prior or contemporary agreements and understandings.

5.5 NOTICE. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or marked by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the relevant party at its address and facsimile number as follows:

         TO THE BUYER:                          WITH A COPY TO:

         Gary Musselman                 Brian Nugent, Esq.
         President                      Law Offices of Brian Nugent,  P.A.
         TRSG                           550 North Reo Street
         1080 Industrial Drive          Suite 300
         Pineville, North Carolina      Tampa, FL  33607-1065
         Facsimile: (704) 501-5651      Facsimile:  (970) 482-0819


         TO THE CLIENT:                         WITH A COPY TO:

         Marcia Sartori                 Joseph F. Weis, Esq.
         YourStaff Solutions(TM)        Lynch Weis, LLC
         615 Fifth Avenue, Suite 200    101 Smith Drive, Suite 10
         Coraopolis, PA  15108          Cranberry, PA  16066
         Facsimile:  (412) 264-5499     Facsimile:  (724) 776-8001

or to such other address or facsimile number as any party may provide to the other party in writing. All such notices and other communications shall be effective on the date of delivery, mailing, or facsimile transmission, as the case may be.

5.6 AMENDMENT. No modifications of this Agreement shall be valid unless made in writing and signed by each of the parties hereto.

5.7 ASSIGNMENT. Neither party shall assign, in whole or in part, any of its rights, obligations or benefits under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

5.8      SURVIVAL. The provisions of Section 5 of this Agreement and this
Section 5.8 shall survive the expiration or termination of this Agreement, and shall be enforceable thereafter to the full extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



THE RESOURCING SOLUTIONS GROUP, INC


By: /s/ GARY MUSSELMAN
   ------------------------------
     GARY MUSSELMAN
     PRESIDENT



ROSSAR HR, LLC


By: /s/ MARCIA J. SARTORI
   ------------------------------
     MARCIA J. SARTORI
     MANAGING MEMBER

             EXHIBIT "A" TO MANAGEMENT AGREEMENT


1        SERVICES


TRSG shall provide the following Services to Client during the Term of the
Agreement:

         1. Management of the day-to-day activities and operations of the Purchased Business. Gary Musselman, as President of TRSG, shall direct all operations relating to the Purchased Business, and make all day-to-day decisions regarding the operations of the Purchased Business.

         2. As part of the Services, TRSG shall be authorized to collect, on behalf of Client, all revenues of Client generated from the Purchased Business, and TRSG shall, on behalf of Client, pay and remit all obligations of Client.

         3. Provide management, oversight and consulting advice regarding all strategic and operational decisions affecting the Purchased Business.

         4. Direct the employees of the Client, including the sole right to hire and fire the employees of Client.

All Services provided as described herein shall be on behalf of Client and as agent for Client. TRSG shall have no liability or responsibility for any obligations or liabilities of Client as a result of this Management Agreement.

                       EXHIBIT "B" TO MANAGEMENT AGREEMENT

2        INSURANCE CONTRACTS AND POLICIES

         Erie Insurance Exchange General Liability



         (NEED ALL) (i.e., WC, DENTAL, VISION, HEALTH, ETC.)

                       EXHIBIT "C" TO MANAGEMENT AGREEMENT


3        FEES


In exchange for the Services described herein, Client agrees to pay the following fees:

Pursuant to the Management Agreement, TRSG is authorized to collect, on behalf of Client, all revenues of Client and to pay and remit all obligations of Client. Each month, TRSG shall collect such revenue and pay and remit such obligations of Client, and to the extent there is earnings before interest, taxes, depreciation, and amortization ("EBITDA") realized by Client, TRSG shall collect 100% of such EBITDA as its fees under this Agreement directly from the revenue it collects on behalf of Client each month. TRSG shall monthly submit an accounting of such EBITDA to Client.

Unless otherwise provided under the Purchase Agreement, TRSG shall have no responsibility for any obligations or liabilities of Client in providing the Services under the Management Agreement.

                                 Exhibit 3.2 to
                            Asset Purchase Agreement

                                 PROMISSORY NOTE

$272,000.00                                                   SEPTEMBER 21, 2004

         FOR VALUE RECEIVED, the undersigned, THE RESOURCING SOLUTIONS GROUP, INC ("Maker"), a Nevada corporation, hereby promises to pay to the order of Marcia J. Sartori, an individual and resident of the State of Pennsylvania, the aggregate, principal sum of $272,000.00, together with interest on the unpaid principal balance, in accordance with the schedule attached hereto and incorporated herein.

1. The principal and interest indebtedness evidenced hereby shall be a payable in accordance with Schedule 1 attached hereto and made a part hereof.

2. All payments on account of the indebtedness represented by this Note shall be applied first to accrued and unpaid interest and the remainder to principal. This Note may be prepaid by Maker at any time, in whole or in part, without premium or penalty There shall be no default under paragraph 1(a) unless the required amount is not received by the holder of this Note by the tenth day of the month.

3. Payments shall be made to Marcia J. Sartori at P.O. Box 412, Bulger, Pennsylvania 15019-0412, or such other address as the holder of this Note may designate in writing.

4. The holder of this Note agrees and understands that payments due hereunder are subject to set off under the terms of that certain Asset Purchase Agreement between Marcia J. Sartori, Maker, William R. Sartori, and Rossar HR, LLC (the "Purchase Agreement"), and that the terms of the Purchase Agreement are incorporated herein by reference and made a part hereof. In addition, holder understands that, in addition to the events of cancellation described in paragraph six herein, this Promissory Note is also subject to cancellation under certain circumstances as described more fully in the Purchase Agreement. On any transfer of this Note by holder or by any subsequent transferee, the transferee will become vested with all rights, benefits and privileges of holder under this Note and by law provided, as well as all obligations, conditions, and terms described herein and in the Purchase Agreement, including, but not limited to, the rights of set off and cancellation of Maker. The term "holder" will mean each subsequent transferee or transferees. All parties to this Note jointly and severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor

5. In the event of a default by Maker under this Note or the Security Agreement, the holder of this Note shall have the following rights: (a) to enforce one or more remedies available to it under law, equity or hereunder, and such action shall not operate to stop or prevent it from pursuing any further remedy which it may have; (b) to declare the entire unpaid balance due at any time; (c) to impose a late charge equal to five percent (5%) of the unpaid amount if any payment to be made hereunder is not received in full by the due date; and (d) to increase the rate of interest applicable to the entire unpaid principal balance of this Note by an increment of an additional five percent (5%) per annum, unless such increase exceeds the maximum increase permitted by applicable law in such circumstances, in which event said rate of interest shall be increased by that increment which is the maximum increase permitted by law in such circumstances.

6. This Promissory Note shall automatically terminate and be cancelled upon the occurrence of any of the following events: (i) the death of Marcia J. Sartori within five years of the date of this Promissory Note; (ii) failure of holder or her assigns to pay each installment of the Loans as required by the terms of the Loans described in Schedule 1 attached hereto, or a default under the terms of the Loans; and (iii) a breach of the Purchase Agreement (collectively referred to as an "Event of Default"). Maker shall provide written notice of any such Event of Default to holder, and this promissory Note shall terminate and be cancelled as of the date of such notice. Maker shall have no further obligations whatsoever under this Promissory Note after providing the notice described herein.

7. The acceptance by the holder of this Note of any partial payment made hereunder after the due date of any installment under this Note shall not establish a custom or waive any rights of said holder to enforce prompt payment hereof. Demand, presentment for payment, protest, and notice of nonpayment and protest are hereby waived by the undersigned.

8. By exercising or failing to exercise any of its rights, options or elections hereunder, the holder of this Note shall not be deemed to have waived any breach or default on the part of Maker or to have released Maker from any of its obligations hereunder, unless such waiver or release is in writing and signed by the holder of this Note. In addition, the waiver by the holder of this Note of any breach hereof or default in payment of any indebtedness secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default.

9. All notices, demands, and other communications given hereunder shall be in writing and shall be sent by overnight courier, to such address as the holder of this Note or Maker shall have furnished the other in writing, and shall be deemed to have been given at the time received.

10. All agreements, conditions, and provisions of this Note shall apply to and bind the successors and assigns of all parties hereto. Every provision hereof is intended to be severable. If any provision of this Note is determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the provisions hereof which shall remain binding and enforceable.

11. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA MAKER HEREBY IRREVOCABLY CONSENTS TO JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA AND VENUE IN THE COUNTY OF_____________________________________FOR SUCH PURPOSES AND SERVICE OF
PROCESS BY U.S. MAIL AND WAIVES ANY AND ALL RIGHTS TO CONTEST SUCH JURISDICTION AND VENUE FOR THE PURPOSE OF ENFORCING THIS NOTE AND ALL RELATED DOCUMENTS DELIVERED IN CONNECTION THEREWITH.

                           (Signature Page to Follow)

The Resourcing Solutions Group, Inc.


         /s/ GARY MUSSELMAN
         ----------------------------------------
By:       Gary Musselman

Its:      President

                                Exhibit 4.3(b) to
                            Asset Purchase Agreement


                           BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS, that ROSSAR HR, LLC, a Pennsylvania limited liability company ("Rossar"), ("Seller") for good and valuable consideration paid by The Resourcing Solutions Group, Inc., a Nevada limited liability company ("TRSG" or "Buyer"), the receipt of which is hereby acknowledged by Seller, do, pursuant to the Asset Purchase Agreement dated September 21, 2004 between the parties (the "Purchase Agreement"), hereby agree to transfer, convey and assign to Buyer, its successors and assigns, forever, the following described property (the "Purchases Assets") effective as of 12:01 a.m. on January 1, 2005 (the "Effective Date"):

                  (a) all customers of the Purchased Business as named and described in Schedule 5.7 attached to the Purchase Agreement;
                  (b) all furniture, fixtures, and equipment used in the Purchased Business as set forth in Schedule 1.1(b) attached to the Purchase Agreement;
                  (c) All leases as set forth in Schedule 1.1(c) attached to the Purchase Agreement;
                  (d)      all computer hardware and software as described in
                           Schedule 1.1(d) attached to the Purchase Agreement;
                           (e) All licenses used in the Purchased Business, including, but not limited to, software licenses, as described, in Schedule 1.1(e) attached to the Purchase Agreement;
                  (f) All customer contracts of Sellers as of the Closing Date as described in Schedule 5.6 attached to the Purchase Agreement;
                  (g) The Trade Names and Trademarks (including Service Marks) of Sellers used in the Purchased Business as described on Schedule 1.1(g) attached to the Purchase agreement;
                  (h) All non-workers compensation deposits relating to the Purchased Business as described in Schedule 1.1(h) attached to the Purchase Agreement;
                  (i) all records and files, including, but not limited to, property records, purchasing and sales records, correspondence with suppliers and customers (both actual and prospective) personnel records, mailing lists, customer and vendor lists and records used exclusively in the Purchased Business; and
                  (j) Cash and cash equivalents generated from the operation of the Purchased Business, unless specifically described in Schedule 1.1(j) attached to the Purchase Agreement.

         AS OF THE EFFECTIVE DATE , TO HAVE AND TO HOLD the assets, properties and rights transferred, conveyed and assigned hereinabove unto Buyer, its successors and assigns, and for its and their own use forever.

                                   ASSIGNMENT

As of the Effective Date, Seller hereby assigns and transfer to Buyer all of its rights, title and interest in and to the Purchased Assets, and Buyer accepts the assignment of the Purchased Assets. The Assignor shall execute whatever other instruments of conveyance that may be necessary to vest all of its rights in the Purchased Assets to the Assignee as may subsequently be requested by Buyer.

Seller hereby constitutes and appoints Buyer, its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Buyer, or the name of Sellers, on behalf of and for the benefit of Buyer,

                  (a) to collect items being transferred, conveyed and assigned to Buyer as provided herein,

                  (b) to institute and prosecute, in the name of Seller or otherwise, all proceedings which Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets,

                  (c) to defend and compromise any and all actions, suits or proceedings in respect of any of the Purchased Assets, and

                  d) to do all such acts and things in relation thereto as Buyer may deem advisable.

Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, whether by the dissolution of Seller, or in any manner or for any reason. Seller shall pay to Buyer, without notice or demand, if and when received, any amounts which shall be received by Seller the Closing in respect of any assets, properties, rights or business to be transferred, conveyed and assigned to Buyer as provided herein.

         This Bill of Sale and Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

The parties agree that although this Bill of Sale and Assignment has been executed on the date indicated below, it shall not be effective until the Effective Date, and no conveyance, transfer, sale, or assignment of the Purchased Assets shall occur or be effective until the Effective Date. The parties agree that no further action shall be required to effectuate this Bill of Sale and Assignment on the Effective Date.

        All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

         IN WITNESS WHEREOF, Seller has duly executed and delivered this Bill of Sale on this 21st day of September, 2004.
            ------       ---------

ROSSAR HR, LLC

By: /s/ MARCIA J. SARTORI
   --------------------------------
    Marcia J. Sartori

Its:      Manager

                 Schedule 4.3(c) to the Asset Purchase Agreement

        CERTIFICATE OF COMPLIANCE WITH 42 PENNSYLVANIA STATUTES SS. 788.3
        -----------------------------------------------------------------

The undersigned hereby certifies that Rossar HR, LLC has complied with all requirements of 42 Pennsylvania Statutes ss. 788.3 (Transfer of Assets; Liability of Purchaser). The undersigned further certifies that all notices required by 42 Pennsylvania Statutes ss. 788.3 have been filed with the Pennsylvania Department of Labor and Industry in a timely manner, and that all unemployment tax contributions have been paid to the Pennsylvania Department of Labor and Industry and that no amounts are due and owing as of September 21, 2004. The certificate issued by the Pennsylvania Department of Labor and Industry showing that all reports have been filed and contributions, interest and penalties paid shall be furnished immediately to Buyer by Seller upon receipt.


ROSSAR HR, LLC


By:  /s/ MARCIA J. SARTORI                       Marcia J. Sartori
    ---------------------------------          ---------------------------------
     Signature                                   Print Name


Its: Managing Member
    ---------------------------------

                                Exhibit 4.4(c) to
                            Asset Purchase Agreement


                              ASSUMPTION AGREEMENT
                              --------------------

                  KNOW ALL MEN BY THESE PRESENTS, that THE RESOURCING SOLUTIONS GROUP, INC. a Nevada corporation ("Buyer"), for and in consideration of the transfer, conveyance and assignment by ROSSAR HR, LLC, a Pennsylvania Limited Liability Company, ("Seller"), to Buyer of certain of the assets, properties and rights of Seller (the "Purchased Business"), pursuant to the Asset Purchase Agreement dated September 21, 2004 (the "Purchase Agreement"), between Buyer and Seller and the Bill of Sale and Assignment and other instruments of transfer, conveyance and assignment dated as of the date hereof, from Seller to Buyer, hereby assumes, as of January 1, 2005 (the "Effective Date") the following liabilities and obligations, and only the following liabilities and obligations, of Seller:

         The liabilities and obligations arising after the Effective Date under those contracts, licenses, leases, and other written agreements set forth on Schedules 1.1(c) and (e) and Schedule 5.6 of the Purchase Agreement.

         Anything contained herein to the contrary notwithstanding, except for those liabilities and obligations specifically assumed by Buyer as aforesaid, Buyer is not assuming any other liabilities or obligations of Seller or the Purchased Business, including, but not limited to, the following:

         (a) any liabilities and obligations of Seller for Federal, state or local taxes, fines, interest or penalties (including, without limitation, franchise, income, personal, real property, sales, use, unemployment, gross receipts, excise, payroll, withholding or other taxes);

         (b) any claims, demands, liabilities or obligations of any nature whatsoever which arose or were incurred at or before the Effective Date, or which are based on any event that occurred or existed at or before the Effective Date, or which are based on services performed by Seller at or before the Effective Date, irrespective of when a claim or demand is made (including if the claim is made after Effective Date) irrespective of whether the liability or obligation becomes manifest, after the Effective Date, and regardless of whether or not set forth or otherwise disclosed on any Schedule attached hereto (whether or not required to be so set forth or disclosed), including, but not limited to, that certain claim by Envirotol;

         (c) any actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or threatened against Seller;

         (d) any liabilities and obligations of Seller for amounts owed to any person affiliated with Sellers, in his or her capacity as an owner of Seller;

         (e) any liabilities and obligations of Seller existing under an employment agreement, written or verbal, or relating to in any way wages, commissions, bonuses, fees, expenses, accrued holiday, vacation and severance pay;

         (f) any liabilities or obligations for payments due or required to be made under any health, dental, vision, pension, retirement, savings or other compensation or employee benefit plan maintained by Seller or any other entity;

         (g) any liabilities and obligations of Seller under any contract, license, lease or other agreement which is not listed on Schedules 1.1(b)-(e) or Schedule 5.6 attached to the Purchase Agreement;

         (h) any liabilities relating in any way to an injury to an employee of Seller;

         (i) any liability to pay any amounts under a contract or policy of insurance ; and

         (j) any other liabilities and obligations of Seller not being specifically assumed by Buyer pursuant to Section 2.1 of the Purchase Agreement.

         This Assumption Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

         IN WITNESS WHEREOF, Buyer has duly executed and delivered this Assumption Agreement on this September 21, 2004.


                                    THE RESOURCING SOLUTIONS GROUP, INC.


                                    BY:  /s/ GARY MUSSELMAN
                                        ----------------------------------
                                    ITS:  PRESIDENT

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into between Asmara Services II, Inc. (the "Company" or "Employer"), and Marcia J. Sartori (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company and Employee desire to enter into this Agreement to set forth the agreement between them regarding Employee's employment by the Company;

                  NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions set forth herein, the Company and the Employee agree as follows:

                                    ARTICLE 1

                              EMPLOYMENT AND DUTIES
                              ---------------------

         1.1 EMPLOYMENT AND DUTIES. The Company agrees to employ the Employee, and the Employee hereby accepts such employment, in the capacity of Regional Director (Rossar HR Operations), or in any other equal or higher level capacity as the Company shall direct from time to time. EMPLOYEE shall report to the President of the Company, but the Company reserves the right to change the person to whom EMPLOYEE reports. Except as stated herein, EMPLOYEE shall during working hours devote her full and undivided time, energy, knowledge, skill and ability exclusively to the operation, transaction and development of the Company's business to the exclusion of all other business or sideline interests unless otherwise agreed to in writing. EMPLOYEE will conscientiously and diligently perform all required acts and duties to the best of her ability and in a manner that is satisfactory to the Company in its sole discretion. EMPLOYEE will faithfully discharge all responsibilities and duties entrusted to her. In particular, Employee shall initially be responsible for the continuing operations of the Company's business in the Pennsylvania area, and she shall be responsible for marketing and servicing business in the Pennsylvania area for the Company.

         1.2 EMPLOYMENT TERM. The Term of this Agreement shall be five years unless terminated pursuant to Article 7.

                                    ARTICLE 2

                            COMPENSATION AND BENEFITS
                            -------------------------

         2.1 SALARY. In consideration of the services to be rendered by EMPLOYEE, the Company shall pay EMPLOYEE compensation as set forth on Exhibit A attached hereto and forming a part hereof, payable in such installments as the Company customarily pays other employees of the Company ("Salary"). This compensation may not be decreased during the term of this Agreement.

         2.2 COMMISSION. In addition to the Salary described in Section 2.1, Employee shall be entitled to commissions as described in Exhibit "A" attached hereto.

         2.3 FRINGE BENEFITS. The Company will make available to the Employee all Company sponsored benefit plans, including but not limited to, insurance programs, flexible spending accounts, and 401(k) Plan, available to other executives of the Company or its affiliates. Additionally, the Company shall pay any premiums for dependent coverages under such plans.


                                    ARTICLE 3

                                    EXPENSES
                                    --------

         3.1 EXPENSES. The Employee shall be reimbursed for all reasonable and prior approved expenses incurred on behalf of the Company in accordance with the Company's expense reimbursement policy.

                                    ARTICLE 4

                                 CONFIDENTIALITY
                                 ---------------

         4.1 CONFIDENTIALITY. While employed under this Agreement and for three (3) years following the termination of her employment, the Employee agrees to maintain the confidential nature of all trade secrets, including, without limitation, development ideas, acquisition strategies and plans, financial information, records, "know-how", methods of doing business, customer, vendor, supplier, partner, employee and distributor lists and all other confidential information of the Company. The Employee shall not use (other than in connection with her employment), in any way whatsoever, such trade secrets except as authorized in writing by the Company. The Employee shall, upon the termination of her employment, deliver to the Company any and all records, books, documents or any other materials whatsoever (including all copies thereof) containing such trade secrets, which shall be and remain the property of the Company.

         4.2 NON-REMOVAL OF RECORDS. All documents, papers, materials, notes, books, correspondence, drawings and other written and/or computer generated records relating to the business of the Company which the Employee shall prepare or use, or come into contact with, shall be and remain the sole property of the Company and shall not be removed from their respective premises without the Company's prior written consent.

                                    ARTICLE 5

                     NON-SOLICITATION, AND NON-INTERFERENCE
                     --------------------------------------

         5.1 COVENANT NOT TO SOLICIT OR SELL TO CUSTOMERS. Employee shall not, for a period of two years following the termination of this Employment Agreement, for any reason, directly or indirectly, sell, offer or solicit Competitive Services, (as defined in Section 5.3), to any current, former or prospective customer of Rossar, the Company, and their respective subsidiaries, affiliates or franchisees, without the prior written consent of the Asmara Services II, Inc. or The Resourcing Solutions Group, Inc. ("TRSG").

         5.2 COVENANT NOT TO INTERFERE. Employee shall not, during the twelve month period immediately following the termination of this Agreement, for any reason, employ or attempt to employ any employee of Company, TRSG or its affiliates, or any former employee of Rossar (as of the Effective Date), or otherwise encourage or attempt to encourage any such person to leave their respective employment.

         5.3 DEFINITIONS. The terms "Closing Date" and "Effective Date" shall have the same meanings as in that certain asset purchase agreement between The Resourcing Solutions Group, Inc. and Rossar HR, LLC. of even date herewith. References to "former" customers shall mean a person that was a customer of the Company, or any of its affiliates, including, but not limited to, TRSG, or Rossar after the Closing Date, or a customer of Rossar during the twelve (12) month period prior to the Closing Date. References to "prospective" customers shall mean a person to whom Seller, or the Company made a presentation after the Closing Date, or a person to whom the Seller made a presentation within the twelve (12) month period prior to the Closing Date. The Term "Competitive Services" shall include employee leasing services, payroll outsourcing, human resources advice and outsourcing, temporary staffing services, "temp to hire" assignments, or what is commonly referred to as payrolling. The term "Company" as used herein and throughout this Agreement, shall mean Asmara Services, II, Inc., its parent, and all of its affiliates and subsidiaries, including, but not limited to, TRSG and Benecorp Business Services, Inc., and all respective assigns and successors.

         5.4      SEVERABILITY.  If  any  covenant  or  provision  contained  in
Section 5.1 or 5.2 is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision. The parties intend that the covenants contained in Section 5.1 and 5.2 shall be deemed to be a series of separate covenants, one for each market area of the Company. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in such Sections. If, in any proceeding a court shall refuse to enforce all of the separate covenants deemed included in such Sections, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings.

         5.5 RESTRICTIVE COVENANTS IN ASSET PURCHASE AGREEMENT. The Employee acknowledges that in connection with the purchase of substantially all of the assets of Rossar HR LLC ("Rossar"), Employee executed an Asset Purchase Agreement as an owner of Rossar (The "Purchase Agreement"). The Purchase Agreement contained restrictive covenants wherein Employee agreed not to compete against TRSG, or solicit its customers or employees for a period of two (2) years. Employee agrees that the restrictive covenants contained in this Agreement are separate from the restrictive covenants contained in the Purchase Agreement, and the parties do not intend to limit in any way the restrictions or promises made by Employee in the Purchase Agreement by entering into this Agreement.

                                    ARTICLE 6

                                    REMEDIES
                                    --------

         6.1 EQUITABLE REMEDIES. The Employee and the Company agree that the services to be rendered by the Employee pursuant to this Agreement, and the rights and interests granted and the obligations to be performed by the Employee to the Company pursuant to this Agreement, are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by the Employee of any of the terms of the Agreement will cause the Company great and irreparable injury and damage. In the event if a breach or threatened breach of Section 4.1, Section 5.1, or Section 5.2, the Employee hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of the this Agreement.

                                    ARTICLE 7

                                   TERMINATION
                                   -----------

         7.1 DEATH. The Employee's employment hereunder shall terminate upon her death.

         7.2 CAUSE. The Company may only terminate the Employee's employment hereunder for Cause effective immediately upon notice. For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment hereunder: (i) if the Employee intentionally engages in conduct which has caused, or is reasonably likely to cause, substantial and serious injury to Company; (ii) if the Employee is convicted of a felony involving dishonesty, breach of fiduciary duty, theft, misappropriation of funds or conversion, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction; (iii) chronic absenteeism; (iv) abuse of alcohol or drugs: (v) the willful failure of the Employee to follow the lawful directives of the President, CEO or the Board of Directors of the Company after adequate warning and opportunity to cure; and (vi) violation of any restrictive covenant contained in this Employment Agreement or the Purchase Agreement. Prior to any termination for Cause by the Company of the Employee's employment under Section 7.2(iii) or (iv) hereunder, the Company shall provide the Employee with written notice of its intention so to terminate (the "Termination Notice"). The Termination Notice shall set forth in reasonable detail the grounds for the termination for Cause. The Company hereby expressly acknowledges and agrees that the Employee shall be granted a period of thirty (30) days from the date of the receipt by the Employee of the Termination Notice, in order to remedy any act or omission of the Employee which constitutes the grounds for Cause hereunder. Termination For Cause based on any other ground described in Section 7.2 shall not require a Termination Notice or opportunity to cure, and shall be effective immediately upon providing written notice of termination. In the event that Employee is terminated for Cause, Employer shall have no further obligation to compensate Employee under this Agreement except for wages and commissions earned through the date of termination.

         7.3 TERMINATION BY EMPLOYEE. Employee may terminate this Agreement at any time for any reason. If Employee provides to Employer sixty (60) days prior, written notice of her intent to terminate, Employer shall pay Employee for such sixty day period in exchange for employee's agreement to facilitate a transition and provide employer an adequate opportunity to find a replacement. Otherwise, Employee shall be entitled only to her Salary and any earned commissions through the date on which she notifies Employer of her termination of employment.

                                    ARTICLE 8

                                  MISCELLANEOUS
                                  -------------

         8.1 NO WAIVERS. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver of any such provision, nor prevent such party thereafter from enforcing such provision or any other provision of this Agreement.

         8.2 SEVERABILITY. The provisions of this Agreement are severable and if any provision of this Agreement shall be held to be invalid or otherwise unenforceable, in whole or in part, the remainder of the provisions, or enforceable parts thereof, shall not be affected thereby.

         8.3 SUCCESSORS AND ASSIGNS. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, including the survivor upon any merger, consolidation or combination of the Company with any other entity. The employee shall not have the right to assign, delegate or otherwise transfer any duty or obligation to be performed by him hereunder to any person or entity, nor to assign or transfer any rights hereunder.

         8.4 ENTIRE AGREEMENT. With respect to the terms of Employee's employment, this Agreement supersedes all prior agreements and understandings between the parties hereto, oral or written, and may not be modified or terminated orally. No modification, termination or attempted waiver shall be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced. This Agreement was the subject of negotiation by the parties hereto. The parties agree that no prior drafts of this Agreement shall be admissible as evidence in any proceedings that involves the interpretation of any provisions of this Agreement.

         8.5 GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania. The exclusive venue to enforce the terms and conditions of this Agreement shall be Pittsburgh, Pennsylvania.

         8.6 SECTION HEADINGS. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.

         8.7 FURTHER ASSURANCES. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                                    ARTICLE 9

                                    SURVIVAL
                                    --------

         9.1 SURVIVAL. The provision of Articles 4, 5 and 6 of this Agreement shall survive the termination of this Agreement.


                           (Signature Page to Follow)

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement this 21st day of September 2004.


FOR THE COMPANY:

ASMARA SERVICES II, INC.





/s/ GARY MUSSELMAN
----------------------------------------
    Gary Musselman, President


/s/ MARCIA J. SARTORI
----------------------------------------
    Marcia J. Sartori

                                   EXHIBIT "A"

Salary and Commission

SALARY. During the term of this Agreement, Employee shall receive an annual salary in the amount of $85,000, payable in equal installments in accordance with the usual payroll periods of the Company.

COMMISSIONS. The Company will pay commissions monthly to Employee based upon the previous month's performance of sales completed in the state(s) where the primary locations of Rossar HR, LLC customers were located of as of September 21, 2004 (the "Territory"), in accordance with the following formula.

3% of the increase over the average, monthly gross profit amount in the Territory for the twelve months immediately preceding the Closing Date (the "Base Amount"). For purposes of these calculations, the Base Amount shall be $35,000.

By way of example, if the Company realizes a $60,000 gross profit in the month of March in the Territory, and the Base Amount is $35,000, then Employee would be paid, at the end of the second payroll period in April, 3% times $25,000 ($750)

Employee shall be entitled to commissions only if earned as described above, and only if the Employment Agreement is in effect.

                          CERTIFICATE OF RESOLUTIONS OF
                                 ROSSAR HR, LLC

The undersigned hereby certifies the following to The Resourcing Solutions Group, Inc. ("TRSG"):

1. The undersigned is the duly appointed Manager of Rossar HR, LLC., a Pennsylvania limited liability company (the "Company").

2. The representations and warranties of Seller contained in the Asset Purchase Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date;

3. Seller has performed and complied with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to the Asset Purchase Agreement;

4.   The following resolutions were duly adopted by the Company's Members:

         RESOLVED, that in connection with the sale of certain assets of the Company to TRSG, the following agreements are hereby adopted, ratified and approved in all respects:

             A. Asset Purchase Agreement, to be dated as of September 21, 2004, by and between the Company and TRSG; and

             B. Bill of Sale and Assignment, to be dated as of September 21, 2004, by and between the Company and TRSG; and

             C. Management Agreement, to be dated as of September 21, 2004, by and between the Company and TRSG; and

         RESOLVED, that Marcia J. Sartori, as Manager of the Company, is hereby authorized and empowered to execute on behalf of the Company and deliver each of the above described agreements, together with any amendments to any such document or agreement, and to take such further actions and execute such other documents as may be necessary to consummate the transactions contemplated by the agreements ratified in the foregoing resolution; and further

                  RESOLVED, that Ms. Sartori is hereby authorized and empowered to execute on behalf of the Company and deliver to TRSG a Certificate of Resolutions regarding the foregoing resolutions, in the form attached hereto.

Dated this 21st day of September, 2004.
                                            /s/ MARCIA J. SARTORI
                                            ------------------------------------
                                            Marcia J. Sartori, Manager

                                 ROSSAR HR, LLC

                               -------------------

                          UNANIMOUS CONSENT IN LIEU OF
                               MEETING OF MEMBERS

                               ------------------

         The undersigned, constituting all of the Members of Rossar HR, LLC, a Pennsylvania limited liability company (the "Company"), hereby consent to the
taking of the following actions without a meeting as of September   21  , 2004:
                                                                 -------
         The following preamble and resolutions are hereby adopted:

         The managers of the Company have negotiated with The Resourcing Solutions Group, Inc., ("TRSG") to sell certain of its assets, including its office that provides staffing of light industrial, construction, clerical and other workers Coraopolis, Pennsylvania. These negotiations have resulted in definitive agreements being prepared to consummate the proposed sale, and the forms of these agreements have been provided to the Members for review and approval. The Members, after reviewing the definitive agreements, and considering other relevant factors, deem it to be in the best interests of the Company to authorize the Manager of the Company to execute and deliver the definitive agreements and other documents, and to take such further action as may be necessary in order to consummate the transactions contemplated by the definitive agreements.

         NOW, THEREFORE, BE IT

         RESOLVED, that in connection with the sale of certain assets of the Company to TRSG, the following agreements are hereby adopted, ratified and approved in all respects:

             A. Asset Purchase Agreement, to be dated as of September 21, 2004, by and between the Company and TRSG; and

             B. Bill of Sale and Assignment, to be dated as of September 21, 2004, by and between the Company and TRSG; and

             C. Management Agreement, to be dated as of September 21, 2004, by and between the Company and TRSG; and

         RESOLVED, that Marcia J. Sartori, as Manager of the Company, is hereby authorized and empowered to execute on behalf of the Company and deliver each of the above described agreements, together with any amendments to any such document or agreement, and to take such further actions and execute such other documents as may be necessary to consummate the transactions contemplated by the agreements ratified in the foregoing resolution; and further

                  RESOLVED, that Ms. Sartori is hereby authorized and empowered to execute on behalf of the Company and deliver to TRSG a Certificate of Resolutions regarding the foregoing resolutions, in the form attached hereto.

         IN WITNESS WHEREOF, the undersigned, have executed this instrument as of the date set forth above.


/s/ MARCIA J. SARTORI
-------------------------------------           --------------------------------
Marcia J. Sartori, Manager                      William R. Sartori II, Member

                           CERTIFICATE OF RESOLUTIONS
                                       OF
                      THE RESOURCING SOLUTIONS GROUP, INC.


The undersigned hereby certifies the following to Rossar HR, LLC ("Rossar"):

         1. The undersigned is the duly appointed President of The Resourcing Solutions Group, Inc., a Nevada corporation (the "Company").

         2. The representations and warranties of Buyer contained in the Asset Purchase Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date.

         3.       Buyer  has  performed   and  complied   with  all   covenants,
obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to the Asset Purchase Agreement.

         4. The following resolutions were duly adopted by the Company's Board of Directors:

         RESOLVED, that in connection with the sale of certain assets by Rossar to the Company, the following agreements are hereby adopted, ratified and approved in all respects:

             A. Asset Purchase Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             B. Assumption Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             C. Management Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             D. Promissory Note, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             E. Employment Agreement, to be dated as of September 21, 2004by and between Marcia J. Sartori and the Company; and

         RESOLVED, that Gary Musselman, as President of the Company, is hereby authorized and empowered to execute on behalf of the Company and deliver each of the above described agreements, together with any amendments to any such document or agreement, and to take such further actions and execute such other documents as may be necessary to consummate the transactions contemplated by the agreements ratified in the foregoing resolution; and further

                  RESOLVED, that Mr. Musselman is hereby authorized and empowered to execute on behalf of the Company and deliver to Rossar a Certificate of Resolutions regarding the foregoing resolutions, in the form attached hereto.

Dated this 21st day of September, 2004.

                                        /s/ GARY MUSSELMAN
                                        ----------------------------------------
                                          Gary Musselman, President

                       THE RESOURCING SOLUTIONS GROUP, INC

                               -------------------

                          UNANIMOUS CONSENT IN LIEU OF
                          MEETING OF BOARD OF DIRECTORS

                               -------------------

         The undersigned, constituting all of the members of the Board of Directors ("Board") of The Resourcing Solutions Group, Inc., a Nevada
corporation (the "Company"), hereby consent to the taking of the following actions without a meeting as of September 21, 2004:

         The following preamble and resolutions are hereby adopted:

         The officers of the Company have negotiated with Rossar HR, LLC, ("Rossar") to purchase certain of the assets of Rossar, including its office that provides staffing of light industrial, construction, clerical and other workers Coraopolis, Pennsylvania. These negotiations have resulted in definitive agreements being prepared to consummate the proposed purchase, and the forms of these agreements have been provided to the Board for review and approval. The Board, after reviewing the definitive agreements, and considering other relevant factors, deems it to be in the best interests of the Company to authorize the President of the Company to execute and deliver the definitive agreements and other documents, and to take such further action as may be necessary in order to consummate the transactions contemplated by the definitive agreements.

         NOW, THEREFORE, BE IT

         RESOLVED, that in connection with the purchase by the Company of certain assets by Rossar, the following agreements are hereby adopted, ratified and approved in all respects:

             A. Asset Purchase Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             B. Assumption Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             C. Management Agreement, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             D. Promissory Note, to be dated as of September 21, 2004, by and between Rossar and the Company; and

             E. Employment Agreement, to be dated as of September 21, 2004by and between Marcia J. Sartori and the Company; and

         RESOLVED, that Gary Musselman, as President of the Company, is hereby authorized and empowered to execute on behalf of the Company and deliver each of the above described agreements, together with any amendments to any such document or agreement, and to take such further actions and execute such other documents as may be necessary to consummate the transactions contemplated by the agreements ratified in the foregoing resolution; and further

                  RESOLVED, that Mr. Musselman is hereby authorized and empowered to execute on behalf of the Company and deliver to Rossar a Certificate of Resolutions regarding the foregoing resolutions, in the form attached hereto.

         IN WITNESS WHEREOF, the undersigned, have executed this instrument as of the date set forth above.


/s/ GARY MUSSELMAN
-------------------------------------------
Gary Musselman, Director

                                 SCHEDULE 1.1(b)
                          OFFICE FURNITURE AND FIXTURES


        Steel Case Modular Office Set-up
            Seven cubical workstations
            One Office with door
            Fax/work desk
        21 Small under the desk two and three drawer workstation filing cabinet 25 Workstation overhead storage flippers
        10  Workstation chairs
         2  Two-shelf cabinet

================================================================================


         6  Two-drawer filing cabinet
         4  Four-drawer filing cabinet
         2  Five-drawer filing cabinet
         1  Five-shelf cabinet
         1  Storage cabinet
         2  Fire proof filing cabinet
         1  Reception desk
         1  Credenza
         5  Work Tables
         1  Three panel white board
         1  Conference Table
        11  Side Chairs
         1  TV with VCR
            Miscellaneous Office Essentials

                                 Schedule 1.1(c)
                                     Leases

CAPITAL LEASES
1. Great American Corporation (Inter-Tel) -- phone system lease
2. American Express Business Finance (First Capital Funding)- Accountix software

OPERATING LEASES
1. ABB Business Finance -- Minolta copier
2. Dell Financial Services -- Dell Serve
3. Pitney Bowes Credit Corporation -- Postage Meter

OFFICE SPACE LEASE
Christopher Connolly Associates

                                                          SCHEDULE 1.1(d) Page 1
                                 SCHEDULE 1.1(d)
                         COMPUTER HARDWARE AND SOFTWARE

HARDWARE

                Payroll Dept:   HP Pavilion 7850 PC
                                HP Pavilion mx70 monitor
                                Microsoft wireless keyboard and mouse
                                APC 300 battery backup
                                HP LaserJet IV printer

                Server:         Compaq Presario 1725S Monitor
                                APC 2200 battery backup
                                (Dell server listed under the leased equipment
                                 schedule.)

                Workstation 1:  HP Pavilion mx70 monitor
                                Keyboard and mouse
                                APC battery backup

                Workstation 2:  HP Pavilion 7850 PC
                                KDS color monitor
                                Keyboard and mouse
                                APC battery backup

                Workstation 3:  Compaq Presario PC
                                CTX monitor
                                Keyboard and mouse
                                APC battery backup

                Workstation 4:  C/R PC
                                Color monitor
                                Keyboard and mouse
                                APC battery backup

                Workstation 5:  DTK PC
                                Samsung Sync Master 15GIi monitor
                                Keyboard and mouse
                                APC battery backup

                Workstation 6:  Acer 50X PC
                                Color Monitor
                                Keyboard and mouse
                                APC battery backup

                Laptop:         Compaq Presario 1622

                Fax Station:    Panafax U F770
                                APC battery backup

                Store Location: PSI PC
                                Color Monitor
                                Keyboard and mouse

                                ABS PC
                                Keyboard and mouse

                                                          SCHEDULE 1.1(d) Page 2

         SOFTWARE

                Microsoft Windows 2000
                Accountix PEO Pro Software
                Microsoft Office
                Professional Crystal Reports
                WordPerfect Office 11
                Norton Antivirus - Corporate Edition
                m-BOP (Micro-Business Solutions Program) ACT!
                Goldmine
                Achieve

                                SCHEDULE 1.1 (e)
                                  CUSTOMER LIST



                                      None

                                 Schedule 1.1(g)
                                   Tradenames



                             YourStaff Solutions(TM)

                                 SCHEDULE 1.1(h)
                        NON-WORKERS COMPENSATION DEPOSITS

$1,250.00 Christopher Connolly Associates -- Office Space Lease

$1,240.00 Chestnut Ridge Cemetery -- Client Prepayment

$1,006.00 Rees Design Sales -- Client Prepayment

$2,314.00 State Street Bank -- Client Prepayment

$1,560.00 Weirnet , LLC -- Client Prepayment

                                SCHEDULE 1.1 (i)

                       CASH AND CASH EQUIVALENT EXCEPTIONS

                                      None

                                  SCHEDULE 3.3

                            PURCHASE PRICE ALLOCATION

                                      None

                                  SCHEDULE 5.3

                           NONCONTRAVENTION EXCEPTIONS

                                      None

                                  SCHEDULE 5.4

                             ENCUMBRANCES AND LIENS

                                      None

                                  SCHEDULE 5.5

                                PERSONAL PROPERTY

                                      None

                                                             Schedule 5.6 Page 1

                                  Schedule 5.6
                              CONTRACTS/AGREEMENTS



BENEFITS
UPMC Medical
Guardian Dental
GE Life/LTD
American Fidelity Voluntary
American Fidelity FSA Administration
Benexx/American National -- Rossar HR 401(k)

BUSINESS
Accountix -- Software Maintenance/Support
Erie Insurance Exchange -- General Liability G3
Technologies -- T1 and IT Support
X0-Allegiance Telecom -- Phone Service

CLIENTS
Air-Smart Technologies, LLC
Burgettstown-Smith Township Sewer
Authority CRI International, Inc.
Chestnut Ridge Cemetery Association
Global Links
JIMI Enterprises, Inc.
Perfection Services, Inc.
Pete Jeffrey & Associates
Price King South, Inc. d/b/a Rhythym House
Rees Design Sales
Richard J Klixbull Attorney At Law
State Street Bank - G.H.R.
Tongel Consulting Group
Unique Staging Solutions
Vintage Villas, Inc.
Webb Center For Integrative Health
Wee Care Children's Center
Weirnet, LLC

                                                             Schedule 5.7 Page 1

                                  Schedule 5.7
                                   CUSTOMERS


Air-SmartTechnologies, LLC - Commission employees
        Total Worksite employees - 1
        Client Number - AIRSMART
        Contact - William Sartori

Air-Smart Technologies, LLC
925 Broadhead Road
Coraopolis, PA, 15108-2353
(412) 264-6230

Burgettstown-Smith Twp Joint Sewer Authority - Salary and Hourly employees
        Total Worksite employees - 7
        Client Number - BURG007
        Contact - Charles Cunningham

Burgettstown-Smith Township Sewer Authority
PO Box 358
1616 Smith Township State Road
Atlasburg, PA 15004
(724) 947-9609

C.R. International, Inc. - salary and Hourly employees
        Total Worksite employees - 31
        Client Number - CRI079A
        Contact - Kenneth Boudris

CRI INTERNATIIONAL, INC.
11850 Baltimore Avenue
Beltsville, MD 20705-
(301) 210-1540

Chestnut Ridge Cemetery - Salary and Hourly employees
        Total Worksite employees - 4 part-time
        Client Number - CHEST060
        Contact - Donna/Mike Gates

CHESTNUT RIDGE CEMETERY ASSOCIATION
76 South Kings Creek Road
Burgettstown, PA 15021
(724) 729-3642

Global Links - salary and Hourly employees
        Total Worksite employees - 7
        Client Number - GLO529
        Contact - Kathleen Hower

GLOBAL LINKS
4809 Penn Avenue
2nd Floor
Pittsburgh, PA 15224
(412) 361-3424

                                                           Schedule 5.7 - Page 2

JIMI Enterprises, Inc. - salary and Hourly employees
        Total Worksite employees - 31
        Client Number -JIMI808A
        Contact - Kimberly LeRoy


JIMI ENTERPRISES, INC.
631 Pittsburgh Road
Butler, PA 16002-
(724)586-9030

Perfection Services, Inc. - Hourly employee
        Total Worksite employees - 1
        Client Number - PSI547A
        Contact - Linda Torrence

Perfection Services, Inc. 3270
Babcock Blvd.
PO Box 606
Wexford, PA 15090-0606
(724)935-0300

Pete Jeffrey & Associates - Salary and Hourly employees
        Total Worksite employees - 4
        Client Number - PJA032
        Contact - Pete Jeffrey

PETE JEFFREY & ASSOCIATES
897 Route 910
Indianola, PA 15051
(800)221-8995

Price King South, Inc - (Rythym House) - Salary and Hourly employees
        Total Worksite employees - 8
        Client Number - RYTHYMH802
        Contact - Tawnia Conn

Price King South, Inc.
3029 Washington Road
Bridgeville, PA 15017
(412)287-7870

Rees Design Sales - Salary employee
        Total Worksite employees - 1
        Client Number - REES006
        Contact - Gene Rees

Rees Design Sales
301 East Main Street
Carnegie, PA 15106
(412)278-1991

Richard J Klixbull, Attorney at Law - Hourly employee
        Total Worksite employees - 1
        Client Number - KLI008A
        Contact - Richard Klixbull

                                                           Schedule 5.7 - Page 3

Richard J Klixbull Attorney At Law
939 Fifth Avenue
Coraopolis,PA 15108
(412)264-4560


State Street Bank - G.H.R. - Salary employees
        Total Worksite employees - 2
        Client Number - STA528A
        Contact - Mike Kerrigan

State Street Bank - G.H.R.
2 Avenue DeLayette
Mutual Fund Financial
Boston, MA 02110-
(617)662-3746


Tongel Consulting Group - Salary employee
        Total Worksite employees - 1
        Client Number - TCG815
        Contact - Marcia Tongel

Tongel Consulting Group
82 North Harrison Ave
Pittsburgh, PA 15202-
(412) 734-1511


Unique Staging Solutions - Salary employees
        Total Worksite employees - 2
        Client Number - SUS815
        Contact - Mark Susany

Unique Staging Solutions
776 Glenside Street
Pittsburgh, PA 15214-
(412)370-8397

Vintage Villas, Inc. - Hourly Employees
        Total Worksite employees - 1
        Client Number - VIN810A
        Contact- Rachel Keller

Vintage Villas, Inc.
640 Hazelwood Ave
Pittsburgh, PA 15207-1233
(412)521-1861


Webb Center Integrative Health - Salary employees
        Total Worksite employees - 2
        Two agreements one PC and one ASC for physician
        Client Number - WEBB807A
        Client Number - ASOWEBB
        Contact -- Patty Webb

                                                           Schedule 5.7 - Page 4

Webb Center For Integrative Health
One Williamsburg Place
Suite 250
Warrendale, PA 15086-
(724)933-3223

Two agreement one PEO and one ASO


Wee Care Children's Center - Salary and Hourly employees
        Total Worksite employees - 28
        Client Number - WEE809A
        Contact - Emily Ellis

Wee Care Children's Center
1000 Lindsay Road
Carnegie, PA 15106-
(412)446-0033


Weirnet, LLC - salary and Hourly employees
        Total worksite employees - 3
        Client Number - WEI024
        Contact - Edward Stough

Weirnet, LLC
3200 Main Street
Weirton, WV 26062
(304) 794-0000


Thompson Creek Metals, Inc. - Quarterly Pay Bonus
        Total Worksite employees - 4
        Client Number - THOS5O1
        Contact - Vicki Burns

Thompson Creek Metals, Inc.
945 W Kenyon Avenue
Englewood, CO 80110
(303)761-8801

                                  SCHEDULE 5.10

                             SELLERS' JURISDICTIONS

                                      None

                                  SCHEDULE 5.11

                  GOVERNMENTAL APPROVALS AND FILINGS EXCEPTIONS

                                      None

                                  SCHEDULE 5.13

                    MATERIAL CHANGES, EVENTS AND DEVELOPMENTS

                                      None

                              Schedule 7.6(g)(iii)
                                  Bank Accounts


PNC Bank -- Checking & Money Market